Quarterly Report to Shareholders

Legg Mason
Value Trust, Inc.

June 30, 2004

Quarterly Report to Shareholders

To Our Shareholders,

   We are pleased to provide you with Legg Mason Value Trust’s quarterly report for the three months ended June 30, 2004. The following table summarizes key statistics for the Fund as of June 30, 2004.

Total ReturnsA

	3 Months	12 Months

Value Trust
Primary Class	+4.59%	+21.72%
Financial Intermediary Class	+4.75%	+22.53%
Institutional Class	+4.85%	+22.94%
Lipper Large-Cap Core FundsB	+0.93%	+16.13%
S&P 500 Stock Composite IndexC	+1.72%	+19.11%

   Longer-term investment results are shown in the table on pages 3 – 5. For more information about the Fund share classes included in this report, please contact your Legg Mason Financial Advisor.

   Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

Sincerely,

John F. Curley, Jr. Chairman	Mark R. Fetting President

July 26, 2004

A	Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

B	Average of the 1,051 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

C	A market-capitalization weighted index, including reinvestment of dividends and capital gains distributions, that is generally considered representative of the U.S. stock market.

Quarterly Report to Shareholders

Performance Information

Legg Mason Value Trust, Inc.

   The graphs on the following pages compare the Fund’s total returns against those of two closely matched broad-based securities market indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Financial Intermediary and Institutional Classes, for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing each securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

   Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions.

Quarterly Report to Shareholders

Growth of a $10,000 Investment — Primary Class

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+21.72%	+21.72%

Five Years	+8.75%	+1.69%

Ten Years	+432.75%	+18.21%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not indicate future performance.

A	Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small- capitalization companies.

Quarterly Report to Shareholders

Performance Information — Continued
Growth of a $1,000,000 Investment — Financial Intermediary Class

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+22.53%	+22.53%
Three Years	+7.01%	+2.28%
Life of Class*	+19.12%	+5.49%

*Inception date: March 23, 2001

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not indicate future performance.

B	Index returns are for periods beginning February 28, 2001.

Quarterly Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+22.94%	+22.94%
Five Years	+14.34%	+2.72%
Life of Class*	+466.57%	+19.85%

* Inception date: December 1, 1994

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not indicate future performance.

C	Index returns are for periods beginning November 30, 1994.

Quarterly Report to Shareholders

Performance Information — Continued

Sector Diversification (as of June 30, 2004)

Common Stock and Equity Interests (as a percentage of net assets)

Top Ten Holdings (as of June 30, 2004)

% of
Security	Net Assets

Amazon.com, Inc.	7.9%
Nextel Communications, Inc.	7.8%
Tyco International Ltd.	7.5%
UnitedHealth Group Incorporated	5.2%
InterActiveCorp	4.7%
MGIC Investment Corporation	3.8%
eBay Inc.	3.6%
The AES Corporation	3.4%
Waste Management Inc.	3.1%
Eastman Kodak Company	3.0%

Quarterly Report to Shareholders

Selected Portfolio Performance D

Strongest performers for the 2ndquarter 2004E

1.	eBay Inc.	+32.7%
2.	Amazon.com, Inc.	+25.7%
3.	Albertson’s, Inc.	+20.8%
4.	Tenet Healthcare Corporation	+20.2%
5.	MGIC Investment Corporation	+18.2%

Weakest performers for the 2nd quarter 2004E

1.	Qwest Communications International Inc.	-16.7%
2.	Intuit Inc.	-13.6%
3.	Seagate Technology	-10.1%
4.	Citigroup Inc.	-9.3%
5.	Capital One Financial Corporation	-9.3%

Portfolio Changes

Securities added during the 2nd quarter 2004
Countrywide Financial Corporation

Securities sold during the 2nd quarter 2004

None

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

E	Securities held for the entire quarter.

Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Value Trust, Inc.

June 30, 2004 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stock and Equity Interests — 99.4%
Consumer Discretionary — 30.0%
Internet and Catalog Retail — 16.2%
Amazon.com, Inc.	22,000	$1,196,800	A,B
eBay Inc.	6,000	551,700	A
InterActiveCorp	23,500	708,290	A

		2,456,790

Leisure Equipment and Products — 3.0%
Eastman Kodak Company	17,000	458,660	B

Media — 8.5%
Comcast Corporation - Class A	8,500	238,255	A
The DIRECTV Group, Inc.	20,000	342,000	A
Time Warner Inc.	20,000	351,600	A
WPP Group plc	34,000	345,452

		1,277,307

Specialty Retail — 2.3%
The Home Depot, Inc.	10,000	352,000

Consumer Staples — 4.8%
Food and Staples Retailing — 4.8%
Albertson’s, Inc.	16,000	424,640
The Kroger Co.	16,500	300,300	A

		724,940

Financials — 21.1%
Capital Markets — 2.8%
J.P. Morgan Chase & Co.	11,000	426,470

Commercial Banks — 4.6%
Bank One Corporation	8,600	438,600
Lloyds TSB Group plc	32,686	256,046

		694,646

Quarterly Report to Shareholders

	Shares/Par	Value

Financials — Continued
Consumer Finance — 2.0%
Capital One Financial Corporation	4,500	$307,710

Diversified Financial Services — 2.5%
Citigroup Inc.	8,000	372,000

Thrifts and Mortgage Finance — 9.2%
Countrywide Financial Corporation	800	56,200
Fannie Mae	4,500	321,120
MGIC Investment Corporation	7,600	576,536	B
Washington Mutual, Inc.	11,200	432,768

		1,386,624

Health Care — 12.7%
Health Care (Medical Products and Supplies) — 1.7%
Baxter International Inc.	7,500	258,825

Health Care Providers and Services — 11.0%
Health Net Inc.	10,200	270,300	A,B
McKesson Corporation	13,000	446,290
Tenet Healthcare Corporation	12,000	160,920	A
UnitedHealth Group Incorporated	12,600	784,350

		1,661,860

Industrials — 10.6%
Commercial Services and Supplies — 3.1%
Waste Management Inc.	15,500	475,075

Industrial Conglomerates — 7.5%
Tyco International Ltd.	34,000	1,126,760

Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value

Information Technology — 6.7%
Computers and Peripherals — 2.5%
International Business Machines Corporation	2,900	$255,635
Seagate Technology	9,000	129,870	A

		385,505

Software — 4.2%
Electronic Arts Inc. (EA)	8,000	436,400	A
Intuit Inc.	5,000	192,900	A

		629,300

Telecommunication Services — 10.1%
Diversified Telecommunication Services — 2.3%
Qwest Communications International Inc.	97,213	348,994	A,B

Wireless Telecommunication Services — 7.8%
Nextel Communications, Inc.	44,000	1,173,040	A

Utilities — 3.4%
Multi-Utilities and Unregulated Power — 3.4%
The AES Corporation	52,000	516,360	A,B

Total Common Stock and Equity Interests (Identified Cost — $9,854,594)		15,032,866

Quarterly Report to Shareholders

	Shares/Par	Value

Repurchase Agreements — 0.6%
Goldman, Sachs & Company
1.47%, dated 6/30/04, to be repurchased at $48,945 on 7/1/04 (Collateral: $53,520 Fannie Mae mortgage-backed securities, 4.5%, due 10/1/33, value $50,135)	$48,944	$48,944
J.P. Morgan Chase & Co.
1.3%, dated 6/30/04, to be repurchased at $48,945 on 7/1/04 (Collateral: $49,736 Fannie Mae notes, 3.75%, due 5/17/07, value $49,974)	48,943	48,943

Total Repurchase Agreements (Identified Cost — $97,887)		97,887

Total Investments 100.0% (Identified Cost $9,952,481)		15,130,753
Other Assets Less Liabilities — N.M.		(2,725)

Net Assets — 100.0%		$15,128,028

Net Asset Value Per Share:

Primary Class		$60.19

Financial Intermediary Class		$64.60

Institutional Class		$65.28

A	Non-income producing.

B	Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2004, the total market value of Affiliated Companies was $3,367,650 and the identified cost was $2,785,975.

NM	— Not meaningful.

Notes

Fund Information

Investment Adviser

Legg Mason Funds Management, Inc.
Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman
Mark R. Fetting, President
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan

Officers

Marie K. Karpinski, Vice President and Treasurer
Gregory T. Merz, Vice President, Secretary and Chief Legal Officer
Wm. Shane Hughes, Assistant Treasurer
Richard M. Wachterman, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services
Braintree, MA

Custodian

State Street Bank & Trust Company
Boston, MA

Counsel

Kirkpatrick & Lockhart LLP
Washington, DC

Independent Auditors

PricewaterhouseCoopers LLP
Baltimore, MD

About the Legg Mason Funds

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

For more information about the differences between the fund share classes included in this report, contact a Legg Mason Financial Advisor.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities is available in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or upon request without charge through http://www.leggmasonfunds.com/aboutlmf.

This report is not to be distributed unless preceded or accompanied by a prospectus.

Legg Mason Funds For Primary Class Shareholders 800-822-5544 www.leggmasonfunds.com	Legg Mason Institutional Funds For FI and I Class Shareholders 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Wood Walker, Incorporated

P.O. Box 1476, Baltimore, MD 21203-1476
410-539-0000

LMF-002